Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
September 2008

Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	11

Quarterly Common Stock Summary, Capital, and Other Data	12

Consolidated Year to Date Average Balance Sheets	13

Consolidated Year to Date Net Interest Margin Analysis	14

Selected Year to Date Income Statement Data	15

Year to Date Mortgage Banking Income	16

Year to Date Credit Reserves Analysis	17

Year to Date Net Charge-Off Analysis	18

Year to Date Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	19
Notes:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
This document reflects the post-Sky merger organization structure effective on July 1, 2007. Accordingly, the balances presented include the impact of the acquisition from that date.
Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	2008	2007		September ‘08 vs ‘07
(in thousands, except number of shares)	September 30,	December 31,	September 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$901,239	$1,416,997	$1,202,381	$(301,142)	(25.0)%
Federal funds sold and securities purchased under resale agreements	269,519	592,649	431,244	(161,725)	(37.5)
Interest bearing deposits in banks	298,297	340,090	288,841	9,456	3.3
Trading account securities	998,249	1,032,745	1,034,240	(35,991)	(3.5)
Loans held for sale	286,751	494,379	479,853	(193,102)	(40.2)
Investment securities	4,575,825	4,500,171	4,288,974	286,851	6.7
Loans and leases (1)	41,191,723	40,054,338	39,987,240	1,204,483	3.0
Allowance for loan and lease losses	(720,738)	(578,442)	(454,784)	(265,954)	58.5

Net loans and leases	40,470,985	39,475,896	39,532,456	938,529	2.4

Bank owned life insurance	1,353,400	1,313,281	1,302,363	51,037	3.9
Premises and equipment	527,798	557,565	547,380	(19,582)	(3.6)
Goodwill	3,056,386	3,059,333	2,995,961	60,425	2.0
Other intangible assets	375,914	427,970	443,446	(67,532)	(15.2)
Accrued income and other assets	1,556,987	1,486,392	2,756,787	(1,199,800)	(43.5)

Total Assets	$54,671,350	$54,697,468	$55,303,927	$(632,577)	(1.1)%

Liabilities and Shareholders’ Equity Liabilities
Deposits (2)	$37,569,056	$37,742,921	$38,404,365	$(835,309)	(2.2)%
Short-term borrowings	1,974,368	2,843,638	2,227,116	(252,748)	(11.3)
Federal Home Loan Bank advances	3,483,001	3,083,555	2,716,265	766,736	28.2
Other long-term debt	2,497,002	1,937,078	1,974,387	522,615	26.5
Subordinated notes	1,864,728	1,934,276	1,919,625	(54,897)	(2.9)
Accrued expenses and other liabilities	900,094	1,206,860	1,812,495	(912,401)	(50.3)

Total Liabilities	48,288,249	48,748,328	49,054,253	(766,004)	(1.6)

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares- 8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, 569,000 shares issued and outstanding	569,000	—	—	569,000	—
Common stock -
Par value of $0.01 and authorized 1,000,000,000 shares; issued 366,970,661; 367,000,815, and 366,636,953 shares, respectively; outstanding 366,068,762; 366,261,676, and 365,898,439 shares respectively	3,670	3,670	3,665	5	0.1
Capital surplus	5,228,381	5,237,783	5,226,556	1,825	0.0
Less 901,899; 739,139 and 738,514 treasury shares at cost, respectively	(15,501)	(14,391)	(14,447)	(1,054)	7.3
Accumulated other comprehensive loss	(297,623)	(49,611)	(74,101)	(223,522)	N.M.
Retained earnings	895,174	771,689	1,108,001	(212,827)	(19.2)

Total Shareholders’ Equity	6,383,101	5,949,140	6,249,674	133,427	2.1

Total Liabilities and Shareholders’ Equity	$54,671,350	$54,697,468	$55,303,927	$(632,577)	(1.1)%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

							Change
	2008		2007				September ‘08 vs ‘07
(in thousands)	September 30,		December 31,		September 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Commercial and industrial	$13,638,066	33.1%	$13,125,565	32.8%	$13,125,158	32.8%	$512,908	3.9%
Commercial real estate:
Construction	2,111,027	5.1	1,961,839	4.9	1,876,075	4.7	234,952	12.5
Commercial	7,796,133	18.9	7,221,213	18.0	7,097,465	17.7	698,668	9.8

Commercial real estate	9,907,160	24.0	9,183,052	22.9	8,973,540	22.4	933,620	10.4

Total commercial	23,545,226	57.1	22,308,617	55.7	22,098,698	55.2	1,446,528	6.5

Consumer:
Automobile loans	3,917,576	9.5	3,114,029	7.8	2,959,913	7.4	957,663	32.4
Automobile leases	698,450	1.7	1,179,505	2.9	1,365,805	3.4	(667,355)	(48.9)
Home equity	7,496,875	18.2	7,290,063	18.2	7,317,545	18.3	179,330	2.5
Residential mortgage	4,854,260	11.8	5,447,126	13.6	5,505,340	13.8	(651,080)	(11.8)
Other loans	679,336	1.7	714,998	1.8	739,939	1.9	(60,603)	(8.2)

Total consumer	17,646,497	42.9	17,745,721	44.3	17,888,542	44.8	(242,045)	(1.4)

Total loans and leases	$41,191,723	100.0	$40,054,338	100.0	$39,987,240	100.0	$1,204,483	3.0

By Business Segment
Regional Banking:
Central Ohio	$5,223,789	12.7%	$5,149,503	12.9%	$5,010,489	12.5%	$213,300	4.3%
Northwest Ohio	2,179,160	5.3	2,280,648	5.7	2,314,424	5.8	(135,264)	(5.8)
Greater Cleveland	3,301,249	8.0	3,104,336	7.8	3,063,600	7.7	237,649	7.8
Greater Akron/Canton	2,598,991	6.3	2,477,467	6.2	2,530,292	6.3	68,699	2.7
Southern Ohio/Kentucky	3,021,163	7.3	2,668,073	6.7	2,555,900	6.4	465,263	18.2
Mahoning Valley	1,240,950	3.0	1,274,608	3.2	1,300,711	3.3	(59,761)	(4.6)
West Michigan	2,624,581	6.4	2,478,683	6.2	2,521,990	6.3	102,591	4.1
East Michigan	1,818,433	4.4	1,747,914	4.4	1,752,106	4.4	66,327	3.8
Pittsburgh	2,003,051	4.9	1,859,401	4.6	1,818,292	4.5	184,759	10.2
Central Indiana	1,585,247	3.8	1,421,401	3.5	1,420,084	3.6	165,163	11.6
West Virginia	1,221,503	3.0	1,155,719	2.9	1,125,628	2.8	95,875	8.5
Other Regional	5,866,427	14.3	6,287,871	15.6	6,645,158	16.6	(778,731)	(11.7)

Regional Banking	32,684,544	79.3	31,905,624	79.7	32,058,674	80.2	625,870	2.0
Auto Finance and Dealer Services	5,900,223	14.3	5,563,415	13.9	5,449,580	13.6	450,643	8.3
Private Financial and Capital Markets Group	2,606,956	6.4	2,585,299	6.4	2,478,986	6.2	127,970	5.2
Treasury / Other	—	—	—	—	—	—	—	—

Total loans and leases	$41,191,723	100.0%	$40,054,338	100.0%	$39,987,240	100.0%	$1,204,483	3.0%

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2008		2007				September ‘08 vs ‘07
(in thousands)	September 30,		December 31,		September 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Demand deposits — non-interest bearing	$5,135,164	13.7%	$5,371,747	14.2%	$4,984,663	13.0%	$150,501	3.0%
Demand deposits — interest bearing	4,052,032	10.8	4,048,873	10.7	3,982,102	10.4	69,930	1.8
Money market deposits	5,565,439	14.8	6,643,242	17.6	6,721,963	17.5	(1,156,524)	(17.2)
Savings and other domestic deposits	4,816,038	12.8	5,163,287	13.7	5,286,236	13.8	(470,198)	(8.9)
Core certificates of deposit	12,156,660	32.4	10,736,146	28.4	10,611,821	27.6	1,544,839	14.6

Total core deposits	31,725,333	84.5	31,963,295	84.6	31,586,785	82.3	138,548	0.4
Other domestic deposits of $100,000 or more	1,948,899	5.2	1,676,058	4.4	1,505,657	3.9	443,242	29.4
Brokered deposits and negotiable CDs	2,925,440	7.8	3,376,854	8.9	3,701,726	9.6	(776,286)	(21.0)
Deposits in foreign offices	969,384	2.5	726,714	2.1	1,610,197	4.2	(640,813)	(39.8)

Total deposits	$37,569,056	100.0%	$37,742,921	100.0%	$38,404,365	100.0%	$(835,309)	(2.2)%

Total core deposits:
Commercial	$8,007,619	25.2%	$9,017,852	28.2%	$9,017,474	28.5%	$(1,009,855)	(11.2)%
Personal	23,717,714	74.8	22,945,443	71.8	22,569,311	71.5	1,148,403	5.1

Total core deposits	$31,725,333	100.0%	$31,963,295	100.0%	$31,586,785	100.0%	$138,548	0.4%

By Business Segment
Regional Banking:
Central Ohio	$6,136,030	16.3%	$6,319,899	16.7%	$5,922,566	15.4%	$213,464	3.6%
Northwest Ohio	2,690,720	7.2	2,836,309	7.5	2,839,877	7.4	(149,157)	(5.3)
Greater Cleveland	3,248,385	8.6	3,201,791	8.5	3,074,412	8.0	173,973	5.7
Greater Akron/Canton	3,270,480	8.7	3,188,682	8.4	3,249,922	8.5	20,558	0.6
Southern Ohio/Kentucky	2,643,955	7.0	2,628,879	7.0	2,625,958	6.8	17,997	0.7
Mahoning Valley	2,263,719	6.0	2,333,794	6.2	2,324,259	6.1	(60,540)	(2.6)
West Michigan	3,021,528	8.0	2,918,709	7.7	2,965,334	7.7	56,194	1.9
East Michigan	2,663,131	7.1	2,444,269	6.5	2,422,248	6.3	240,883	9.9
Pittsburgh	2,749,254	7.3	2,536,007	6.7	2,555,209	6.7	194,045	7.6
Central Indiana	1,902,232	5.1	1,894,940	5.0	1,909,499	5.0	(7,267)	(0.4)
West Virginia	1,723,002	4.6	1,589,520	4.2	1,559,909	4.1	163,093	10.5
Other Regional	711,649	1.9	788,703	2.1	632,177	1.6	79,472	12.6

Regional Banking	33,024,085	87.9	32,681,502	86.6	32,081,370	83.5	942,715	2.9
Auto Finance and Dealer Services	67,040	0.2	58,196	0.2	63,399	0.2	3,641	5.7
Private Financial and Capital Markets Group	1,552,591	4.1	1,626,043	4.3	1,630,675	4.2	(78,084)	(4.8)
Treasury / Other (1)	2,925,340	7.8	3,377,180	8.9	4,628,921	12.1	(1,703,581)	(36.8)

Total deposits	$37,569,056	100.0%	$37,742,921	100.0%	$38,404,365	100.0%	$(835,309)	(2.2)%

(1)	Comprised largely of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2008			2007		3Q08 vs 3Q07
(in millions)	Third	Second	First	Fourth	Third	Amount	Percent

Assets
Interest bearing deposits in banks	$321	$256	$293	$324	$292	$29	9.9%
Trading account securities	992	1,243	1,186	1,122	1,149	(157)	(13.7)
Federal funds sold and securities purchased under resale agreements	363	566	769	730	557	(194)	(34.8)
Loans held for sale	274	501	565	493	419	(145)	(34.6)
Investment securities:
Taxable	3,978	3,971	3,774	3,807	3,951	27	0.7
Tax-exempt	712	717	703	689	675	37	5.5

Total investment securities	4,690	4,688	4,477	4,496	4,626	64	1.4
Loans and leases: (1)
Commercial:
Commercial and industrial	13,629	13,631	13,343	13,270	13,036	593	4.55
Commercial real estate:
Construction	2,090	2,038	2,014	1,892	1,815	275	15.2
Commercial	7,726	7,563	7,273	7,161	7,165	561	7.8

Commercial real estate	9,816	9,601	9,287	9,053	8,980	836	9.3

Total commercial	23,445	23,232	22,630	22,323	22,016	1,429	6.5

Consumer:
Automobile loans	3,856	3,636	3,309	3,052	2,931	925	31.6
Automobile leases	768	915	1,090	1,272	1,423	(655)	(46.0)

Automobile loans and leases	4,624	4,551	4,399	4,324	4,354	270	6.2
Home equity	7,453	7,365	7,274	7,297	7,468	(15)	(0.2)
Residential mortgage	4,812	5,178	5,351	5,437	5,456	(644)	(11.8)
Other loans	670	699	713	728	534	136	25.5

Total consumer	17,559	17,793	17,737	17,786	17,812	(253)	(1.4)

Total loans and leases	41,004	41,025	40,367	40,109	39,828	1,176	3.0
Allowance for loan and lease losses	(731)	(654)	(630)	(474)	(475)	(256)	(53.9)

Net loans and leases	40,273	40,371	39,737	39,635	39,353	920	2.3

Total earning assets	47,644	48,279	47,657	47,274	46,871	773	1.7

Cash and due from banks	925	943	1,036	1,098	1,111	(186)	(16.7)
Intangible assets	3,441	3,449	3,472	3,440	3,337	104	3.1
All other assets	3,385	3,522	3,350	3,142	3,124	261	8.4

Total Assets	$54,664	$55,539	$54,885	$54,480	$53,968	$696	1.3%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$5,080	$5,061	$5,034	$5,218	$5,384	$(304)	(5.6)%
Demand deposits — interest bearing	4,005	4,086	3,934	3,929	3,808	197	5.2
Money market deposits	5,860	6,267	6,753	6,845	6,869	(1,009)	(14.7)
Savings and other domestic deposits	4,911	5,047	5,004	5,012	5,127	(216)	(4.2)
Core certificates of deposit	11,883	10,950	10,790	10,666	10,451	1,432	13.7

Total core deposits	31,739	31,411	31,515	31,670	31,639	100	0.3
Other domestic deposits of $100,000 or more	1,991	2,145	1,989	1,739	1,584	407	25.7
Brokered deposits and negotiable CDs	3,025	3,361	3,542	3,518	3,728	(703)	(18.9)
Deposits in foreign offices	1,048	1,110	885	748	701	347	49.5

Total deposits	37,803	38,027	37,931	37,675	37,652	151	0.4
Short-term borrowings	2,131	2,854	2,772	2,489	2,542	(411)	(16.2)
Federal Home Loan Bank advances	3,139	3,412	3,389	3,070	2,553	586	23.0
Subordinated notes and other long-term debt	4,382	3,928	3,814	3,875	3,912	470	12.0

Total interest bearing liabilities	42,375	43,160	42,872	41,891	41,275	1,100	2.7

All other liabilities	885	963	1,104	1,160	1,103	(218)	(19.8)
Shareholders’ equity	6,324	6,355	5,875	6,211	6,206	118	1.9

Total Liabilities and Shareholders’ Equity	$54,664	$55,539	$54,885	$54,480	$53,968	$696	1.3%

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2008			2007
Fully taxable equivalent basis (1)	Third	Second	First	Fourth	Third

Assets
Interest bearing deposits in banks	2.17%	2.77%	3.97%	4.30%	4.69%
Trading account securities	5.45	5.13	5.27	5.72	6.01
Federal funds sold and securities purchased under resale agreements	2.02	2.08	3.07	4.59	5.26
Loans held for sale	6.54	5.98	5.41	5.86	5.13
Investment securities:
Taxable	5.53	5.50	5.71	5.98	6.09
Tax-exempt	6.80	6.77	6.75	6.74	6.78

Total investment securities	5.73	5.69	5.88	6.10	6.19
Loans and leases: (3)
Commercial:
Commercial and industrial	5.46	5.53	6.32	6.92	7.70
Commercial real estate:
Construction	4.69	4.81	5.86	7.24	7.70
Commercial	5.33	5.47	6.27	7.09	7.63

Commercial real estate	5.19	5.32	6.18	7.12	7.65

Total commercial	5.35	5.45	6.27	7.00	7.68

Consumer:
Automobile loans	7.11	7.12	7.25	7.31	7.25
Automobile leases	5.70	5.59	5.53	5.52	5.56

Automobile loans and leases	6.88	6.81	6.82	6.78	6.70
Home equity	6.19	6.43	7.21	7.81	7.94
Residential mortgage	5.83	5.78	5.86	5.88	6.06
Other loans	9.69	9.98	10.43	10.91	11.48

Total consumer	6.41	6.48	6.84	7.10	7.17

Total loans and leases	5.80	5.89	6.51	7.05	7.45

Total earning assets	5.76%	5.85%	6.40%	6.88%	7.25%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	0.51	0.55	0.82	1.14	1.53
Money market deposits	1.66	1.76	2.83	3.67	3.78
Savings and other domestic deposits	1.73	1.83	2.27	2.54	2.54
Core certificates of deposit	4.04	4.37	4.68	4.83	4.98

Total core deposits	2.56	2.67	3.18	3.55	3.69
Other domestic deposits of $100,000 or more	3.46	3.77	4.38	5.00	4.89
Brokered deposits and negotiable CDs	3.36	3.38	4.43	5.24	5.42
Deposits in foreign offices	1.49	1.66	2.16	3.27	3.29

Total deposits	2.66	2.78	3.36	3.80	3.94
Short-term borrowings	1.42	1.66	2.78	3.74	4.10
Federal Home Loan Bank advances	2.92	3.01	3.94	5.03	5.31
Subordinated notes and other long-term debt	4.29	4.21	5.12	5.93	6.15

Total interest bearing liabilities	2.78%	2.85%	3.53%	4.09%	4.24%

Net interest rate spread	2.98%	3.00%	2.87%	2.79%	3.01%
Impact of non-interest bearing funds on margin	0.31	0.29	0.36	0.47	0.51

Net interest margin	3.29%	3.29%	3.23%	3.26%	3.52%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Leases and Deposit
   Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2008			2007		3Q08 vs 3Q07
(in millions)	Third	Second	First	Fourth	Third	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$5,202	$5,199	$5,099	$5,040	$4,919	$283	5.8%
Northwest Ohio	2,209	2,251	2,295	2,301	2,328	(119)	(5.1)
Greater Cleveland	3,274	3,241	3,148	3,085	2,998	276	9.2
Greater Akron/Canton	2,592	2,586	2,516	2,488	2,220	372	16.8
Southern Ohio/Kentucky	2,999	2,925	2,782	2,584	2,536	463	18.3
Mahoning Valley	1,224	1,268	1,266	1,279	1,170	54	4.6
West Michigan	2,633	2,572	2,508	2,472	2,485	148	6.0
East Michigan	1,819	1,792	1,734	1,761	1,749	70	4.0
Pittsburgh	1,983	1,932	1,902	1,856	1,699	284	16.7
Central Indiana	1,545	1,527	1,463	1,397	1,406	139	9.9
West Virginia	1,198	1,199	1,160	1,135	1,163	35	3.0
Other Regional	5,798	6,062	6,221	6,672	7,280	(1,482)	(20.4)

Regional Banking	32,476	32,554	32,094	32,070	31,953	523	1.6
Auto Finance and Dealer Services	5,928	5,877	5,720	5,515	5,376	552	10.3
Private Financial and Capital Markets Group	2,600	2,594	2,553	2,524	2,499	101	4.0
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$41,004	$41,025	$40,367	$40,109	$39,828	$1,176	3.0%

Deposit composition (1)
Regional Banking:
Central Ohio	$6,331	$6,596	$6,359	$6,158	$6,014	$317	5.3%
Northwest Ohio	2,755	2,765	2,828	2,823	2,855	(100)	(3.5)
Greater Cleveland	3,272	3,317	3,189	3,097	2,972	300	10.1
Greater Akron/Canton	3,239	3,211	3,231	3,236	3,152	87	2.8
Southern Ohio/Kentucky	2,638	2,596	2,655	2,644	2,563	75	2.9
Mahoning Valley	2,281	2,277	2,312	2,331	2,368	(87)	(3.7)
West Michigan	2,981	2,906	2,904	2,923	2,866	115	4.0
East Michigan	2,612	2,458	2,420	2,406	2,424	188	7.8
Pittsburgh	2,609	2,562	2,545	2,553	2,555	54	2.1
Central Indiana	1,880	1,946	1,888	1,939	1,830	50	2.7
West Virginia	1,674	1,608	1,594	1,567	1,562	112	7.2
Other Regional	860	851	824	775	992	(132)	(13.3)

Regional Banking	33,132	33,093	32,749	32,452	32,153	979	3.0
Auto Finance and Dealer Services	62	54	54	59	56	6	10.7
Private Financial and Capital Markets Group	1,583	1,518	1,583	1,629	1,645	(62)	(3.8)
Treasury / Other	3,026	3,362	3,545	3,535	3,798	(772)	(20.3)

Total deposits	$37,803	$38,027	$37,931	$37,675	$37,652	$151	0.4%

(1)	Prior period amounts have been reclassified to conform to the current period presentation.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2008			2007		3Q08 vs 3Q07
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third	Amount	Percent

Interest income	$685,728	$696,675	$753,411	$814,398	$851,155	$(165,427)	(19.4)%
Interest expense	297,092	306,809	376,587	431,465	441,522	(144,430)	(32.7)

Net interest income	388,636	389,866	376,824	382,933	409,633	(20,997)	(5.1)
Provision for credit losses	125,392	120,813	88,650	512,082	42,007	83,385	N.M.

Net interest income (loss) after provision for credit losses	263,244	269,053	288,174	(129,149)	367,626	(104,382)	(28.4)

Service charges on deposit accounts	80,508	79,630	72,668	81,276	78,107	2,401	3.1
Trust services	30,952	33,089	34,128	35,198	33,562	(2,610)	(7.8)
Brokerage and insurance income	34,309	35,694	36,560	30,288	28,806	5,503	19.1
Other service charges and fees	23,446	23,242	20,741	21,891	21,045	2,401	11.4
Bank owned life insurance income	13,318	14,131	13,750	13,253	14,847	(1,529)	(10.3)
Mortgage banking income (loss)	10,302	12,502	(7,063)	3,702	9,629	673	7.0
Securities (losses) gains	(15,157)	2,073	1,429	(11,551)	(13,152)	(2,005)	(15.2)
Other income (loss) (2)	48,812	36,069	63,539	(3,500)	31,830	16,982	53.4

Total non-interest income	226,490	236,430	235,752	170,557	204,674	21,816	10.7

Personnel costs	184,827	199,991	201,943	214,850	202,148	(17,321)	(8.6)
Outside data processing and other services	32,386	30,186	34,361	39,130	40,600	(8,214)	(20.2)
Net occupancy	25,215	26,971	33,243	26,714	33,334	(8,119)	(24.4)
Equipment	22,102	25,740	23,794	22,816	23,290	(1,188)	(5.1)
Amortization of intangibles	19,463	19,327	18,917	20,163	19,949	(486)	(2.4)
Marketing	7,049	7,339	8,919	16,175	13,186	(6,137)	(46.5)
Professional services	13,405	13,752	9,090	14,464	11,273	2,132	18.9
Telecommunications	6,007	6,864	6,245	8,513	7,286	(1,279)	(17.6)
Printing and supplies	4,316	4,757	5,622	6,594	4,743	(427)	(9.0)
Other expense (2)	24,226	42,876	28,347	70,133	29,754	(5,528)	(18.6)

Total non-interest expense	338,996	377,803	370,481	439,552	385,563	(46,567)	(12.1)

Income (loss) before income taxes	150,738	127,680	153,445	(398,144)	186,737	(35,999)	(19.3)
Provision (benefit) for income taxes	35,535	26,328	26,377	(158,864)	48,535	(13,000)	(26.8)

Net income (loss)	$115,203	$101,352	$127,068	$(239,280)	$138,202	$(22,999)	(16.6)%

Dividends declared on preferred shares	12,091	11,151	—	—	—	12,091	—

Net income (loss) applicable to common shares	$103,112	$90,201	$127,068	$(239,280)	$138,202	$(35,090)	(25.4)%

Average common shares — basic	366,124	366,206	366,235	366,119	365,895
Average common shares — diluted (3)	414,968	367,234	367,208	366,119	368,280	46,688	12.7%

Per common share
Net income (loss) — basic	$0.28	$0.25	$0.35	$(0.65)	$0.38	$(0.10)	(26.3)%
Net income (loss) — diluted	0.28	0.25	0.35	(0.65)	0.38	$(0.10)	(26.3)
Cash dividends declared	0.1325	0.1325	0.2650	0.2650	0.2650	(0.133)	(50.2)

Return on average total assets	0.84%	0.73%	0.93%	(1.74)%	1.02	(0.18)%	(17.6)
Return on average total shareholders’ equity	7.2	6.4	8.7	(15.3)	8.8	(1.6)	(18.2)
Return on average tangible shareholders’ equity (4)	16.9	15.0	22.0	(30.7)	19.7	(2.80)	(14.2)
Net interest margin (5)	3.29	3.29	3.23	3.26	3.52	(0.23)	(6.5)
Efficiency ratio (6)	50.3	56.9	57.0	73.5	57.7	(7.4)	(12.8)
Effective tax rate (benefit)	23.6	20.6	17.2	(39.9)	26.0	(2.4)	(9.2)

Revenue — fully taxable equivalent (FTE)
Net interest income	$388,636	$389,866	$376,824	$382,933	$409,633	$(20,997)	(5.1)
FTE adjustment	5,451	5,624	5,502	5,363	5,712	(261)	(4.6)

Net interest income (5)	394,087	395,490	382,326	388,296	415,345	(21,258)	(5.1)
Non-interest income	226,490	236,430	235,752	170,557	204,674	21,816	10.7

Total revenue (5)	$620,577	$631,920	$618,078	$558,853	$620,019	$558	0.1%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to “Significant Items Influencing Financial Performance Comparisons”.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	For the three months ended September 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was included in the diluted share calculation. It was included because the result was less than basic earnings per common share (dilutive) for the period. For the three months ended June 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation. It was excluded because the result would have been higher than basic earnings per common share (anti-dilutive) for the period.

(4)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average stockholders’ equity less equals average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2008			2007		3Q08 vs 3Q07
(in thousands, except as noted)	Third	Second	First	Fourth	Third	Amount	Percent

Mortgage Banking Income
Origination and secondary marketing	$7,647	$13,098	$9,332	$5,879	$8,375	$(728)	(8.7)%
Servicing fees	11,838	11,166	10,894	11,405	10,811	1,027	9.5
Amortization of capitalized servicing (1)	(6,234)	(7,024)	(6,914)	(5,929)	(6,571)	337	5.1
Other mortgage banking income	3,519	5,959	4,331	4,113	3,016	503	16.7

Sub-total	16,770	23,199	17,643	15,468	15,631	1,139	7.3
MSR valuation adjustment (1)	(10,251)	39,031	(18,093)	(21,245)	(9,863)	(388)	3.9
Net trading gains (losses) related to MSR hedging	3,783	(49,728)	(6,613)	9,479	3,861	(78)	(2.0)

Total mortgage banking income (loss)	$10,302	$12,502	$(7,063)	$3,702	$9,629	$673	7.0%

Capitalized mortgage servicing rights (2)	$230,398	$240,024	$191,806	$207,894	$228,933	$1,465	0.6%
Total mortgages serviced for others (in millions) (2)	15,741	15,770	15,138	15,088	15,073	668	4.4
MSR % of investor servicing portfolio	1.46%	1.52%	1.27%	1.38%	1.52%	(0.06)%	(3.9)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(10,251)	$39,031	$(18,093)	$(21,245)	$(9,863)	$(388)	3.9%
Net trading gains (losses) related to MSR hedging	3,783	(49,728)	(6,613)	9,479	3,861	(78)	(2.0)
Net interest income related to MSR hedging	8,368	9,364	5,934	3,192	2,357	6,011	N.M.

Net impact of MSR hedging	$1,900	$(1,333)	$(18,772)	$(8,574)	$(3,645)	$5,545	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2008			2007
(in thousands)	Third	Second	First	Fourth	Third

Allowance for loan and lease losses, beginning of period	$679,403	$627,615	$578,442	$454,784	$307,519

Acquired allowance for loan and lease losses	—	—	—	—	188,128
Loan and lease losses	(96,388)	(78,084)	(60,804)	(388,506)	(57,466)
Recoveries of loans previously charged off	12,637	12,837	12,355	10,599	10,360

Net loan and lease losses	(83,751)	(65,247)	(48,449)	(377,907)	(47,106)

Provision for loan and lease losses	125,086	117,035	97,622	503,781	36,952
Allowance for loans transferred to held-for-sale	—	—	—	(2,216)	(30,709)

Allowance for loan and lease losses, end of period	$720,738	$679,403	$627,615	$578,442	$454,784

Allowance for unfunded loan commitments and letters of credit, beginning of period	$61,334	$57,556	$66,528	$58,227	$41,631

Acquired AULC	—	—	—	—	11,541
Provision for (reduction in) unfunded loan commitments and letters of credit losses	306	3,778	(8,972)	8,301	5,055

Allowance for unfunded loan commitments and letters of credit, end of period	$61,640	$61,334	$57,556	$66,528	$58,227

Total allowances for credit losses	$782,378	$740,737	$685,171	$644,970	$513,011

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	1.54%	1.45%	1.34%	1.27%	0.97%
Economic reserve	0.21	0.21	0.19	0.17	0.17

Total loans and leases	1.75%	1.66%	1.53%	1.44%	1.14%

Nonaccrual loans and leases (NALs)	123	127	166	181	182

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.90%	1.80%	1.67%	1.61%	1.28%
Nonaccrual loans and leases	134	138	182	202	206

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2008			2007
(in thousands)	Third	Second	First	Fourth	Third

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$29,646	$12,361	$10,732	$323,905	$12,641
Commercial real estate:
Construction	3,539	575	122	6,800	2,157
Commercial	7,446	14,524	4,153	13,936	2,506

Commercial real estate	10,985	15,099	4,275	20,736	4,663

Total commercial	40,631	27,460	15,007	344,641	17,304

Consumer:
Automobile loans	9,813	8,522	8,008	7,347	5,354
Automobile leases	3,532	2,928	3,211	3,046	2,561

Automobile loans and leases	13,345	11,450	11,219	10,393	7,915
Home equity (1)	15,828	17,345	15,215	12,212	10,841
Residential mortgage	6,706	4,286	2,927	3,340	4,405
Other loans (1)	7,241	4,706	4,081	7,321	6,641

Total consumer	43,120	37,787	33,442	33,266	29,802

Total net charge-offs	$83,751	$65,247	$48,449	$377,907	$47,106

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	0.87%	0.36%	0.32%	9.76%	0.39%
Commercial real estate:
Construction	0.68	0.11	0.02	1.44	0.48
Commercial	0.39	0.77	0.23	0.78	0.14

Commercial real estate	0.45	0.63	0.18	0.92	0.21

Total commercial	0.69	0.47	0.27	6.18	0.31

Consumer:
Automobile loans	1.02	0.94	0.97	0.96	0.73
Automobile leases	1.84	1.28	1.18	0.96	0.72

Automobile loans and leases	1.15	1.01	1.02	0.96	0.73
Home equity (1)	0.85	0.94	0.84	0.67	0.58
Residential mortgage	0.56	0.33	0.22	0.25	0.32
Other loans (1)	4.32	2.69	2.29	4.02	4.97

Total consumer	0.98	0.85	0.75	0.75	0.67

Net charge-offs as a % of average loans	0.82%	0.64%	0.48%	3.77%	0.47%

(1)	During the 2008 third quarter, we reclassified certain previously reported 2008 first and second quarter charge-offs from other consumer loans to home equity loans.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	2008			2007
(in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,

Nonaccrual loans and leases:
Commercial and industrial	$174,207	$161,345	$101,842	$87,679	$82,960
Commercial real estate	298,844	261,739	183,000	148,467	95,587
Residential mortgage	85,163	82,882	66,466	59,557	47,738
Home equity	27,727	29,076	26,053	24,068	23,111

Total nonaccrual loans and leases	585,941	535,042	377,361	319,771	249,396
Restructured loans (4)	364,939	368,379	1,157,361	1,187,368	—
Other real estate, net:
Residential	59,302	59,119	63,675	60,804	49,555
Commercial	14,176	13,259	10,181	14,467	19,310

Total other real estate, net	73,478	72,378	73,856	75,271	68,865
Impaired loans held for sale (1)	13,503	14,759	66,353	73,481	100,485
Other NPAs (2)	2,397	2,557	2,836	4,379	16,296

Total nonperforming assets	$1,040,258	$993,115	$1,677,767	$1,660,270	$435,042

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	1.42%	1.30%	0.92%	0.80%	0.62%

NPA ratio (3)	2.52	2.41	4.08	4.13	1.08

Accruing loans and leases past due 90 days or more	$191,518	$136,914	$152,897	$140,977	$115,607

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.46%	0.33%	0.37%	0.35%	0.29%

	2008			2007

(in thousands)	Third	Second	First	Fourth	Third

Nonperforming assets, beginning of period	$993,115	$1,677,767	$1,660,270	$435,042	$261,185
New nonperforming assets	175,345	256,308	141,090	211,134	92,986
Restructured loans (4)	—	(762,033)	—	1,187,368	—
Acquired nonperforming assets	—	—	—	—	144,492
Returns to accruing status	(9,104)	(5,817)	(13,484)	(5,273)	(8,829)
Loan and lease losses	(52,792)	(40,808)	(27,896)	(62,502)	(28,031)
Payments	(46,759)	(73,040)	(68,753)	(30,756)	(17,589)
Sales	(19,547)	(59,262)	(13,460)	(74,743)	(9,172)

Nonperforming assets, end of period	$1,040,258	$993,115	$1,677,767	$1,660,270	$435,042

(1)	Represent impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell. The decline from March 31, 2008 to June 30, 2008 was primarily due to the sale of these loans.

(2)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

(4)	Restructured loans represent loans to Franklin Credit Management Corporation (Franklin) that were restructured during the 2007 fourth quarter, and the subsequent removal of the Franklin Tranche A loans from nonperforming status during the 2008 second quarter.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2008			2007
(in thousands, except per share amounts)	Third	Second	First	Fourth	Third

Common stock price, per share
High (1)	$13.500	$11.750	$14.870	$18.390	$22.930
Low (1)	4.370	4.940	9.640	13.500	16.050
Close	7.990	5.770	10.750	14.760	16.980
Average closing price	7.510	8.783	12.268	16.125	18.671

Dividends, per share
Cash dividends declared per common share	$0.1325	$0.1325	$0.2650	$0.2650	$0.2650

Common shares outstanding
Average — basic	366,124	366,206	366,235	366,119	365,895
Average — diluted (2)	414,968	367,234	367,208	366,119	368,280
Ending	366,069	366,197	366,226	366,262	365,898

Book value per common share	$15.88	$15.87	$16.13	$16.24	$17.08
Tangible book value per common share (2)	6.87	6.82	7.08	7.13	8.10

Capital data

	2008			2007
(in millions)	September 30,	June 30,	March 31,	December 31,	September 30,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,383	$6,381	$5,907	$5,949	$6,250
Less: goodwill	(3,056)	(3,057)	(3,047)	(3,059)	(2,996)
Less: other intangible assets	(376)	(395)	(409)	(428)	(443)
Add: related deferred tax liability (3)	132	138	143	150	155

Total tangible equity	3,082	3,068	2,593	2,612	2,965
Less: Preferred equity	(569)	(569)	—	—	—

Total tangible common equity	$2,513	$2,499	$2,593	$2,612	$2,965

Total assets	$54,671	$55,334	$56,052	$54,697	$55,304
Less: goodwill	(3,056)	(3,057)	(3,047)	(3,059)	(2,996)
Less: other intangible assets	(376)	(395)	(409)	(428)	(443)
Add: related deferred tax liability (3)	132	138	143	150	155

Total tangible assets	$51,371	$52,020	$52,739	$51,360	$52,020

Tangible equity / asset ratio	6.00%	5.90%	4.92%	5.08%	5.70%
Tangible common equity / asset ratio	4.89	4.80	4.92	5.08	5.70

Other capital data:
Total risk-weighted assets (4)	$46,628	$46,602	$46,546	$46,044	$45,931

Tier 1 leverage ratio (4)	8.05%	7.88%	6.83%	6.77%	7.57%
Tier 1 risk-based capital ratio (4)	8.86	8.82	7.56	7.51	8.35
Total risk-based capital ratio (4)	12.09	12.05	10.87	10.85	11.58

Tangible equity / risk-weighted assets ratio (4)	6.61	6.58	5.57	5.67	6.46
Average equity / average assets	11.57	11.44	10.70	11.40	11.50

Other data:
Number of employees (full-time equivalent)	10,890	11,250	11,787	11,925	12,312
Number of domestic full-service banking offices (5)	612	625	627	625	620

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For the three months ended September 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was included in the diluted share calculation. It was included because the result was less than basic earnings per common share (dilutive) for the period. For the three months ended June 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation. It was excluded because the result would have been higher than basic earnings per common share (anti-dilutive) for the period.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	September 30, 2008 figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(5)	Includes Private Financial Group offices.

Huntington Bancshares Incorporated
Consolidated Year to Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully taxable equivalent basis	Nine Months Ended September 30,		Change
(in millions)	2008	2007	Amount	Percent
Assets
Interest bearing deposits in banks	$290	$187	$103	55.1%
Trading account securities	1,139	480	659	N.M.
Federal funds sold and securities purchased under resale agreements	565	545	20	3.7
Loans held for sale	446	318	128	40.3
Investment securities:
Taxable	3,908	3,601	307	8.5
Tax-exempt	711	632	79	12.5

Total investment securities	4,619	4,233	386	9.1
Loans and leases: (1)
Commercial:
Commercial and industrial	13,535	9,748	3,787	38.8
Commercial real estate:
Construction	2,047	1,412	635	45.0
Commercial	7,521	4,639	2,882	62.1

Commercial real estate	9,568	6,051	3,517	58.1

Total commercial	23,103	15,799	7,304	46.2

Consumer:
Automobile loans	3,601	2,492	1,109	44.5
Automobile leases	924	1,556	(632)	(40.6)

Automobile loans and leases	4,525	4,048	477	11.8
Home equity	7,364	5,794	1,570	27.1
Residential mortgage	5,113	4,771	342	7.2
Other loans	695	461	234	50.8

Total consumer	17,697	15,074	2,623	17.4

Total loans and leases	40,800	30,873	9,927	32.2
Allowance for loan and lease losses	(672)	(351)	(321)	(91.5)

Net loans and leases	40,128	30,522	9,606	31.5

Total earning assets	47,859	36,636	11,223	30.6

Cash and due from banks	968	925	43	4.6
Intangible assets	3,454	1,540	1,914	N.M.
All other assets	3,419	2,670	749	28.1

Total Assets	$55,028	$41,420	$13,608	32.9%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$5,058	$4,175	$883	21.1%
Demand deposits — interest bearing	4,008	2,859	1,149	40.2
Money market deposits	6,292	5,946	346	5.8
Savings and other domestic deposits	4,987	3,660	1,327	36.3
Core certificates of deposit	11,210	7,183	4,027	56.1

Total core deposits	31,555	23,823	7,732	32.5
Other domestic deposits of $100,000 or more	2,042	1,266	776	61.3
Brokered deposits and negotiable CDs	3,309	3,146	163	5.2
Deposits in foreign offices	1,015	605	410	67.8

Total deposits	37,921	28,840	9,081	31.5
Short-term borrowings	2,584	2,163	421	19.5
Federal Home Loan Bank advances	3,312	1,675	1,637	97.7
Subordinated notes and other long-term debt	4,043	3,624	419	11.6

Total interest bearing liabilities	42,802	32,127	10,675	33.2

All other liabilities	983	1,018	(35)	(3.4)
Shareholders’ equity	6,185	4,100	2,085	50.9

Total Liabilities and Shareholders’ Equity	$55,028	$41,420	$13,608	32.9%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully Taxable Equivalent basis (1)	2008	2007

Assets
Interest bearing deposits in banks	2.96%	4.93%
Trading account securities	5.26	5.94
Federal funds sold and securities purchased under resale agreements	2.52	5.26
Loans held for sale	5.86	5.61
Investment securities:
Taxable	5.58	6.11
Tax-exempt	6.77	6.71

Total investment securities	5.76	6.20
Loans and leases (3):
Commercial:
Commercial and industrial	5.79	7.52
Commercial real estate:
Construction	5.14	7.88
Commercial	5.68	7.56

Commercial real estate	5.56	7.64

Total commercial	5.68	7.57

Consumer:
Automobile loans	7.16	7.11
Automobile leases	5.60	5.38

Automobile loans and leases	6.85	6.44
Home equity	6.60	7.72
Residential mortgage	5.83	5.76
Other loans	10.05	10.88

Total consumer	6.58	6.85

Total loans and leases	6.08	7.22

Total earning assets	6.01%	7.08%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%
Demand deposits — interest bearing	0.62	1.36
Money market deposits	2.11	4.00
Savings and other domestic deposits	1.95	2.02
Core certificates of deposit	4.36	4.86

Total core deposits	2.80	3.56
Other domestic deposits of $100,000 or more	3.87	5.14
Brokered deposits and negotiable CDs	3.75	5.48
Deposits in foreign offices	1.75	3.16

Total deposits	2.93	3.88
Short-term borrowings	1.99	4.29
Federal Home Loan Bank advances	3.30	4.97
Subordinated notes and other long-term debt	4.52	5.96

Total interest bearing liabilities	3.05	4.20

Net interest rate spread	2.96	2.88
Impact of non-interest bearing funds on margin	0.31	0.52

Net interest margin	3.27%	3.40%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year to Date Income Statement Data (1)
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands, except per share amounts)	2008	2007	Amount	Percent

Interest income	$2,135,814	$1,928,565	$207,249	10.7%
Interest expense	980,488	1,009,986	(29,498)	(2.9)

Net interest income	1,155,326	918,579	236,747	25.8
Provision for credit losses	334,855	131,546	203,309	N.M.

Net interest income after provision for credit losses	820,471	787,033	33,438	4.2

Service charges on deposit accounts	232,806	172,917	59,889	34.6
Trust services	98,169	86,220	11,949	13.9
Brokerage and insurance income	106,563	62,087	44,476	71.6
Other service charges and fees	67,429	49,176	18,253	37.1
Bank owned life insurance income	41,199	36,602	4,597	12.6
Mortgage banking income	15,741	26,102	(10,361)	(39.7)
Securities losses	(11,655)	(18,187)	6,532	(35.9)
Other income (2)	148,420	91,127	57,293	62.9

Total non-interest income	698,672	506,044	192,628	38.1

Personnel costs	586,761	471,978	114,783	24.3
Outside data processing and other services	96,933	88,115	8,818	10.0
Net occupancy	85,429	72,659	12,770	17.6
Equipment	71,636	58,666	12,970	22.1
Amortization of intangibles	57,707	24,988	32,719	N.M.
Marketing	23,307	29,868	(6,561)	(22.0)
Professional services	36,247	25,856	10,391	40.2
Telecommunications	19,116	15,989	3,127	19.6
Printing and supplies	14,695	11,657	3,038	26.1
Other expense (2)	95,449	72,514	22,935	31.6

Total non-interest expense	1,087,280	872,290	214,990	24.6

Income before income taxes	431,863	420,787	11,076	2.6
Provision for income taxes	88,240	106,338	(18,098)	(17.0)

Net income	$343,623	$314,449	$29,174	9.3%

Dividends declared on preferred shares	23,242	$—	23,242	—

Net income applicable to common shares	$320,381	$314,449	$5,932	1.9%

Average common shares — basic	366,188	279,171	87,017	31.2%
Average common shares — diluted (3)	396,457	282,014	114,443	40.6

Per common share
Net income per common share — basic	$0.87	$1.13	$(0.26)	(23.0)%
Net income per common share — diluted	0.87	1.12	(0.25)	(22.3)
Cash dividends declared	0.530	0.795	(0.265)	(33.3)

Return on average total assets	0.83%	1.02%	(0.19)%	(18.6)%
Return on average total shareholders’ equity	7.4	10.3	(2.9)	(28.2)
Return on average tangible shareholders’ equity (4)	17.7	16.8	0.9	5.4
Net interest margin (5)	3.27	3.40	(0.13)	(3.8)
Efficiency ratio (6)	54.7	58.2	(3.5)	(6.0)
Effective tax rate	20.4	25.3	(4.9)	(19.4)

Revenue — fully taxable equivalent (FTE)
Net interest income	$1,155,326	$918,579	$236,747	25.8%
FTE adjustment (5)	16,577	13,886	2,691	19.4

Net interest income	1,171,903	932,465	239,438	25.7
Non-interest income	698,672	506,044	192,628	38.1

Total revenue	$1,870,575	$1,438,509	$432,066	30.0%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items Influencing Financial Performance Comparisons”.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	For the nine months ended September 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was included in the diluted share calculation. It was included because the result was less than basic earnings per share (dilutive) on a year-to-date basis.

(4)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities losses.

Huntington Bancshares Incorporated
Year to Date Mortgage Banking Income
(Unaudited)

	Nine Months Ended September 30,		Change
(in thousands, except as noted)	2008	2007	Amount	Percent

Mortgage Banking Income
Origination and secondary marketing	$30,077	$20,086	$9,991	49.7%
Servicing fees	33,898	24,607	9,291	37.8
Amortization of capitalized servicing (1)	(20,172)	(14,658)	(5,514)	(37.6)
Other mortgage banking income	13,809	9,085	4,724	52.0

Sub-total	57,612	39,120	18,492	47.3
MSR valuation adjustment (1)	10,687	5,114	5,573	N.M.
Net trading losses related to MSR hedging	(52,558)	(18,132)	(34,426)	N.M.

Total mortgage banking income	$15,741	$26,102	$(10,361)	(39.7)%

Capitalized mortgage servicing rights (2)	$230,398	$228,933	$1,465	0.6%
Total mortgages serviced for others (in millions) (2)	15,741	15,073	668	4.4
MSR % of investor servicing portfolio	1.46%	1.52%	(0.06)%	(3.9)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$10,687	$5,114	$5,573	N.M. %
Net trading losses related to MSR hedging	(52,558)	(18,132)	(34,426)	N.M.
Net interest income related to MSR hedging	23,666	2,605	21,061	N.M.

Net impact of MSR hedging	$(18,205)	$(10,413)	$(7,792)	74.8%

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year to Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2008	2007

Allowance for loan and lease losses, beginning of period	$578,442	$272,068

Acquired allowance for loan and lease losses	—	188,128
Loan and lease losses	(235,276)	(129,437)
Recoveries of loans previously charged off	37,829	29,713

Net loan and lease losses	(197,447)	(99,724)

Provision for loan and lease losses	339,743	125,021
Allowance for loans transferred to held-for-sale	—	(30,709)

Allowance for loan and lease losses, end of period	$720,738	$454,784

Allowance for unfunded loan commitments and letters of credit, beginning of period	$66,527	$40,161
Acquired AULC	—	11,541
(Reduction in) provision for unfunded loan commitments and letters of credit losses	(4,888)	6,525

Allowance for unfunded loan commitments and letters of credit, end of period	$61,639	$58,227

Total allowances for credit losses	$782,377	$513,011

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	1.54%	0.97%
Economic reserve	0.21	0.17

Total loans and leases	1.75%	1.14%

Nonaccrual loans and leases (NALs)	123	182

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.90%	1.28%
Nonaccrual loans and leases	134	206

Huntington Bancshares Incorporated
Year to Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2008	2007

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$52,739	$21,935
Commercial real estate:
Construction	4,236	5,054
Commercial	26,123	13,314

Commercial real estate	30,359	18,368

Total commercial	83,098	40,303

Consumer:
Automobile loans	26,343	9,838
Automobile leases	9,671	7,461

Automobile loans and leases	36,014	17,299
Home equity	48,388	22,214
Residential mortgage	13,919	8,031
Other loans	16,028	11,877

Total consumer	114,349	59,421

Total net charge-offs	$197,447	$99,724

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	0.52%	0.30%
Commercial real estate:
Construction	0.28	0.48
Commercial	0.46	0.38

Commercial real estate	0.42	0.40

Total commercial	0.48	0.34

Consumer:
Automobile loans	0.98	0.53
Automobile leases	1.40	0.64

Automobile loans and leases	1.06	0.57
Home equity	0.88	0.51
Residential mortgage	0.36	0.22
Other loans	3.07	3.44

Total consumer	0.86	0.53

Net charge-offs as a % of average loans	0.65%	0.43%

Huntington Bancshares Incorporated
Year to Date Nonaccrual Loans (NALs), Nonperforming Assets
(NPAs) and Past Due Loans and Leases
(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2008	2007

Nonaccrual loans and leases:
Middle market commercial and industrial	$174,207	$82,960
Middle market commercial real estate	298,844	95,587
Residential mortgage	85,163	47,738
Home equity	27,727	23,111

Total nonaccrual loans and leases	585,941	249,396
Restructured loans (1)	364,939	—
Other real estate, net:
Residential	59,302	49,555
Commercial	14,176	19,310

Total other real estate, net	73,478	68,865
Impaired loans held for sale (2)	13,503	100,485
Other NPAs (3)	2,397	16,296

Total nonperforming assets	$1,040,258	$435,042

Nonperforming loans and leases as a % of total loans and leases	1.42%	0.62%

NPA ratio (4)	2.52	1.08

Accruing loans and leases past due 90 days or more	$191,518	$115,607

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.46%	0.29%

	Nine Months Ended September 30,
(in thousands)	2008	2007

Nonperforming assets, beginning of period	$1,660,270	$193,620
New nonperforming assets	572,743	256,922
Restructured loans (1)	(762,033)	—
Acquired nonperforming assets	—	144,492
Returns to accruing status	(28,405)	(19,679)
Loan and lease losses	(121,496)	(64,252)
Payments	(188,552)	(55,337)
Sales	(92,269)	(20,724)

Non-performing assets, end of period	$1,040,258	$435,042

(1)	Restructured loans represent loans to Franklin Credit Management Corporation (Franklin) that were restructured during the 2007 fourth quarter, and the subsequent removal of the Franklin Tranche A loans from nonperforming status during the 2008 second quarter.

(2)	Represent impaired loans obtained from the Sky acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(3)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(4)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.